Robert H. Baldwin
    PRESIDENT




                            B E L L A G I O

May 19, 1999




Mr. Stephen A. Wynn
Chairman of the Board and
 Chief Executive Officer
Mirage Resorts, Incorporated
3600 Las Vegas Boulevard South
Las Vegas, Nevada  89109

  Re:  Amendment No. 1 to Fine Art Rental Agreement

Dear Steve:

Pursuant to Paragraph 3 of the letter agreement dated December 31, 1998 between Bellagio and you (the "Rental Agreement"), this letter confirms our agreement that, effective this date, the following works of fine art shall be added to Exhibit A to the Rental Agreement for the following monthly rent:

                   Work                                     Monthly Rent
     -------------------------------------                  ------------
     "Landscape, Island of la Grand-Jaffe"                    $120,908
     by Georges Seurat (1884, oil on canvas,
     25-5/8 x 31-1/8 inches)

     "Red, Yellow, Orange and Pink on Yellow"                 $ 18,891
     by Mark Rothko (1954, oil on canvas,
     90-1/2 x 54-1/2 inches)

                P.O. BOX 7700, LAS VEGAS, NEVADA 89177-7700


                             EXHIBIT 10.2

Mr. Stephen A. Wynn
May 19, 1999
Page 2


Please sign below to confirm your agreement to the foregoing. My signature below confirms Bellagio's agreement thereto.

Very truly yours,

BELLAGIO




By:  ROBERT H. BALDWIN
     -------------------------------------
     ROBERT H. BALDWIN
     President and Chief Executive Officer


I hereby agree to the foregoing.


     STEPHEN A. WYNN
     -------------------------------------
     STEPHEN A. WYNN

cc:  Bruce A. Levin
     Peter C. Walsh
     James E. Pettis
     George J. Panek